UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois	60061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Senior Notes

On September 21, 2026, CDW LLC, an Illinois limited liability company (“CDW”), and CDW Finance Corporation, a Delaware corporation (“CDW Finance” and, together with CDW, the “Co-Issuers”), completed the sale of $600,000,000 aggregate principal amount of 5.700% Senior Notes due 2029 (the “2029 Notes”) at an issue price of 99.908% of the principal amount of the 2029 Notes, $500,000,000 aggregate principal amount of 6.100% Senior Notes due 2032 (the “2032 Notes”) at an issue price of 100.000% of the principal amount of the 2032 Notes, and $400,000,000 aggregate principal amount of 6.350% Senior Notes due 2033 (the “2033 Notes” and, together with the 2029 Notes and the 2032 Notes, the “Notes”) at an issue price of 99.805% of the principal amount of the 2033 Notes in an offering registered under the Securities Act of 1933, as amended (the “Securities Act”). The 2029 Notes mature on September 21, 2029 and bear interest at 5.700% per annum, payable semi-annually on March 21 and September 21 of each year. The 2032 Notes mature on January 15, 2032 and bear interest at 6.100% per annum, payable semi-annually on January 15 and July 15 of each year. The 2033 Notes mature on September 21, 2033 and bear interest at 6.350% per annum, payable semi-annually on March 21 and September 21 of each year. Interest will accrue from September 21, 2026 for each of the Notes, and the first interest payment date will be March 21, 2027 for the 2029 Notes, January 15, 2027 for the 2032 Notes, and March 21, 2027 for the 2033 Notes. The Notes are fully and unconditionally guaranteed on an unsecured senior basis by CDW Corporation (the “Company”). No subsidiary of the Company guarantees the Notes.

Indentures

The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of December 1, 2014, among the Co-Issuers, the guarantors party thereto, including the Company, and U.S. Bank National Association, as trustee, as supplemented by (i) a twenty-first supplemental indenture, dated as of September 21, 2026, entered into among the Co-Issuers, the Company, as guarantor, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association (the “Trustee”), to reflect certain terms of the 2029 Notes (the “Twenty-First Supplemental Indenture”), (ii) a twenty-second supplemental indenture, dated as of September 21, 2026, entered into among the Co-Issuers, the Company, as guarantor, and the Trustee, to reflect certain terms of the 2032 Notes (the “Twenty-Second Supplemental Indenture”), and (iii) a twenty-third supplemental indenture, dated as of September 21, 2026, entered into among the Co-Issuers, the Company, as guarantor, and the Trustee, to reflect certain terms of the 2033 Notes (the “Twenty-Third Supplemental Indenture” and, together with the Twenty-First Supplemental Indenture and the Twenty-Second Supplemental Indenture, the “Supplemental Indentures”). References herein to the “Indenture” shall mean the Base Indenture as supplemented by the Supplemental Indentures (as applicable).

The Co-Issuers may redeem the Notes, in whole or in part, at any time prior to the applicable par call date at a redemption price equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on the applicable par call date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 15 basis points, in the case of the 2029 Notes, 20 basis points, in the case of the 2032 Notes, and 25 basis points, in the case of the 2033 Notes, less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. The par call date for the 2029 Notes is August 21, 2029, the par call date for the 2032 Notes is December 15, 2031, and the par call date for the 2033 Notes is July 21, 2033. On or after the par call date, the Co-Issuers may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date. Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), holders of the Notes may require the Co-Issuers to repurchase all or part of the Notes at 101% of their principal amount plus accrued and unpaid interest to, but not including, the repurchase date.

The Indenture contains covenants that, among other things, limit the ability of the Co-Issuers and the Company to create liens on certain assets to secure debt, enter into sale and lease-back transactions, and consolidate, merge, sell, or otherwise dispose of all or substantially all assets. These covenants are subject to a number of other limitations and exceptions as set forth in the Indenture.

The Indenture also provides for customary events of default, including failure to pay any principal or interest when due and failure to comply with covenants and cross-acceleration provisions. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the Trustee, acting at the written direction of the holders of at least 25% of the aggregate principal amount of then outstanding Notes of a series may declare all of the then outstanding Notes of such series to be due and payable immediately.

The foregoing summaries of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture and the Notes. The Base Indenture, each of the Supplemental Indentures, and each of the forms of the Notes are attached as Exhibits 4.1 through 4.7 and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Base Indenture, dated as of December 1, 2014, by and among the Co-Issuers, the Company, the guarantors party thereto, and U.S. Bank National Association, as trustee, previously filed as Exhibit 4.1 with the Company’s Current Report on Form 8-K filed on December 1, 2014.

4.2	Twenty-First Supplemental Indenture, dated as of September 21, 2026, by and among the Co-Issuers, the Company, as guarantor, and the Trustee.*

4.3	Form of 5.700% Senior Note (included as Exhibit A to Exhibit 4.2 hereto).

4.4	Twenty-Second Supplemental Indenture, dated as of September 21, 2026, by and among the Co-Issuers, the Company, as guarantor, and the Trustee.*

4.5	Form of 6.100% Senior Note (included as Exhibit A to Exhibit 4.4 hereto).

4.6	Twenty-Third Supplemental Indenture, dated as of September 21, 2026, by and among the Co-Issuers, the Company, as guarantor, and the Trustee.*

4.7	Form of 6.350% Senior Note (included as Exhibit A to Exhibit 4.6 hereto).

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain information in this exhibit has been redacted pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: September 21, 2026	By:	/s/ Albert J. Miralles
Albert J. Miralles
Chief Financial Officer and Executive Vice President, Enterprise Business Operations